UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

THE MACERICH COMPANY
(Exact name of registrant as specified in its charter)

Maryland	1-12504	95-4448705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code (310) 394-6000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 30, 2024, the stockholders of The Macerich Company (the “Company”) voted at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”) to approve the First Amendment (the “Amendment”) to The Macerich Company Employee Stock Purchase Plan (as amended and restated effective June 1, 2021, the “Original ESPP” and, together with the Amendment, the “ESPP”). The Amendment was adopted by the Company’s Board of Directors on February 1, 2024, subject to the approval of the Company’s stockholders, and became effective on May 30, 2024.

The sole purpose of the Amendment was to increase the maximum number of shares available for purchase under the ESPP from 1,291,117 shares (as adjusted due to stock dividend) to 1,791,117 shares.

This description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 30, 2024. At the Annual Meeting, the Company’s stockholders (1) elected the seven nominees listed below to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (2) approved the Amendment; (3) approved the compensation of the Company’s named executive officers and (4) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 1: Election of Seven Directors to Serve Until the Next Annual Meeting of Stockholders and Until Their Respective Successors are Duly Elected and Qualified.

	For	Against	Abstentions	Broker Non- Votes
Eric K. Brandt	145,481,608	29,564,475	84,957	17,545,289
Steven R. Hash	167,593,385	7,453,297	84,358	17,545,289
Enrique Hernandez, Jr.	167,201,128	7,842,423	87,489	17,545,289
Daniel J. Hirsch	165,940,577	8,894,766	295,697	17,545,289
Jackson Hsieh	173,838,143	536,863	756,034	17,545,289
Marianne Lowenthal	173,766,617	586,303	778,120	17,545,289
Andrea M. Stephen	171,392,659	3,654,690	83,691	17,545,289

Proposal 2: Approval of Amendment to the Employee Stock Purchase Plan.

For	Against	Abstentions	Broker Non- Votes
171,630,273	3,396,943	103,824	17,545,289

Proposal 3: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non- Votes
158,440,561	15,884,105	806,374	17,545,289

Proposal 4: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024.

For	Against	Abstentions
190,700,654	1,875,992	99,683

There were no broker non-votes for Proposal 4.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to The Macerich Company Employee Stock Purchase Plan (incorporated by reference as an exhibit to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 30, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: ANN C. MENARD

June 4, 2024	/s/ Ann C. Menard
Date	Senior Executive Vice President,
Chief Legal Officer and Secretary

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